                                                                [EXECUTION COPY]


                           AMENDMENT NO. 6 and CONSENT
                                       to
                           LOAN AND SECURITY AGREEMENT
                            dated as of July 12, 1996


                  THIS AMENDMENT NO. 6 AND CONSENT dated as of May 15, 1998 (this "Amendment") is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation (the "Borrowers"), NATIONSBANK, N.A., a national banking association ("NationsBank"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet", and together with NationsBank, the "Co-Agents"), the financial institutions parties to the Loan Agreement (as hereinafter defined) from time to time (the "Lenders"), and NATIONSBANK as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996, as amended by Amendment No. 1 dated as of August 15, 1996, Amendment No. 2 dated as of October 10, 1996, Amendment No. 3 dated as of December 23, 1996, Amendment No. 4 dated as of July 24, 1997 and Amendment No. 5 dated as of October 1, 1997 (said Agreement, as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

                  The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, upon and subject to all of the terms, conditions and provisions of this Amendment, to modify certain provisions of the Loan Agreement as hereinafter set forth in order to extend the term of the Loan Agreement, reduce certain rates of interest and commitment fees payable, modify certain reporting and financial covenants, permit the sale of the stock of Brown Jordan International, Inc. (formerly known as BJCL, Inc.) (the "BJII Stock") which is pledged to the Administrative Agent as Collateral and to make certain other modifications to the Loan Agreement.

                  Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 3 hereof, by

         (a)      amending Section 1.1 Definitions by

                  (i) amending the definition "Applicable Margin" appearing therein by deleting the phrase "beginning after delivery of the audited financial statements of Ladd and its Consolidated Subsidiaries for Fiscal Year 1996" appearing therein and substituting therefor the phrase "beginning on the Amendment No. 6 Effective Date";

                  (ii) amending the definition "Termination Date" appearing therein by deleting the date "July 12, 1999" appearing therein and substituting therefor the date "July 12, 2000"; and

                  (iii) adding the following definitions to read in their entirety as follows:

                           "Amendment No. 6 Effective Date" means the date on which Amendment No. 6 and Consent dated as of May 15, 1998, to this Agreement became effective in accordance with its terms.

                           "Collateral Availability" means the amount determined pursuant to clause (b) of the definition "Borrowing Base".

                           "Minimum Availability Requirement" means either
                           (i) Revolving Credit Availability in excess of $15,000,000 or (ii) Revolving Credit Availability of at least $7,500,000 and additional Collateral Availability in excess of the Revolving Credit Facility, which, when added to the Revolving Credit Availability, exceeds $15,000,000.

         (b) amending Section 5.2(d) Letter of Credit Fees by deleting the figure "1%" appearing therein and substituting therefor the figure "1/2 of 1%".

         (c) amending Section 5.10 Prepayment Fee in its entirety to read as follows:

                  SECTION 5.10. Prepayment Fee. If the Borrowers prepay the Loans in whole and terminate this Agreement prior to the Termination Date, the Borrowers shall pay to the Administrative Agent for the Ratable benefit of the Lenders on such date of termination, as liquidated damages and compensation for the costs of making funds available to the Borrowers under this Agreement, and not as a penalty, an amount equal to the percentage amount specified below for the Loan Year in which such prepayment is made multiplied by the average total principal amount of Loans outstanding during the 12 Consecutive Fiscal Months next preceding such early termination date:


                   Loan Year                                      Percent
                   ---------                                      -------
                       1                                             2%
                       2                                             1%
                       3                                         1/4 of 1%
                       4                                         1/8 of 1%

         PROVIDED, that for any termination made by the Borrowers in the fourth Loan Year, the prepayment fee determined as set forth above shall be reduced by the ratio (expressed as a percentage) of the number of whole months then elapsed in said Loan Year to 12.

         (d)      amending Section 11.1 Financial Statements by amending clause
(b) appearing therein by inserting the phrase "AND PROVIDED FURTHER, that, for so long as the Borrowers maintain the Minimum Availability Requirement, the Borrowers shall be required to furnish only quarterly financial statements" immediately before the period at the end thereof.

         (e) amending Section 12.1(a) Minimum Net Worth by inserting the following proviso at the end thereof:

                  PROVIDED, that, from and after the Amendment No. 6 Effective Date, so long as the Borrowers maintain the Minimum Availability Requirement, the Borrowers shall not be required to comply with the provisions of this SECTION 12.1(a).

         (f) adding a new Section 16.11(e) to read in its entirety as follows:

                  (e) without limiting the foregoing, if at any time the Borrowers shall fail to maintain the Minimum Availability Requirement, the Administrative Agent and the Required Lenders may, by notice to the Borrowers, reinstate the provisions of SECTIONS 11.1(b) with respect to monthly financial reports for months other than the last month of any Fiscal Quarter and 12.1(a).

         (g) deleting therefrom Annex B attached thereto and substituting therefor a new Annex B in the form attached hereto as EXHIBIT 1.

                  Section 2. Sale of Stock. The Lenders hereby agree to permit the sale by the Borrowers of the BJII Stock for an amount not less than $2,000,000. The Borrowers have informed the Administrative Agent that it is anticipated that Capital Expenditures during the six-month period following the expected date of closing of such sale will exceed such sale price for the BJII Stock. Accordingly, the proceeds of such sale shall be paid to the Administrative Agent, for the Ratable benefit of the Lenders, and shall be applied to repay outstanding Revolving Credit Loans and an additional reserve in the same amount shall be established and maintained against the Borrowing Base as provided for in Section 5.9(a) of the Loan Agreement and in accordance with the provisions thereof, and the stock shall be released from the Security Interest and delivered to the purchaser against payment therefor.

                  Section 3. Effectiveness of Amendment. This Amendment shall become effective (the "Amendment Effective Date") as of the date hereof, on the date on which the Administrative Agent shall have received the following:

                  (a) this Amendment duly executed and delivered by each Borrower and each Lender;

                  (b) a certificate of the Secretary of each Borrower as to the articles of incorporation and by-laws of each Borrower, all corporate action, including shareholder approval, if necessary, taken by each Borrower or its shareholders to authorize the transactions contemplated by this Amendment and the incumbency of officers of each Borrower, each as in effect on the Amendment Effective Date;

                  (c) a certificate of the President or Executive Vice President of LADD and of the President or a Vice President of each other Borrower stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, (a) both with and without giving effect to Amendment, all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects as of the Amendment Effective Date, and (b) both with and without giving effect to this Amendment, no Default or Event of Default exists;

                  (d) a Borrowing Base Certificate prepared as of the last day of the Fiscal Month immediately preceding the Amendment Effective Date, duly executed and delivered by the chief financial officer of LADD, demonstrating Collateral Availability (as defined in the Loan Agreement, as amended by this Amendment) in excess of the aggregate principal amount of Revolving Credit Loans then outstanding of not less than $15,000,000, together with such additional evidence of such Collateral Availability as the Administrative Agent shall require;

                  (e) a signed opinion of Kilpatrick Stockton, LLP, counsel for the Borrowers, opining as to such matters in connection with this Amendment as the Administrative Agent or its counsel or any Lender may reasonably request; and

                  (f) such other documents, agreements, certificates or other instruments in connection with this Amendment as the Administrative Agent may reasonably request.

                  Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  Section 5. Representations and Warranties. The Borrowers each hereby represent and warrant to the Lender that each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects as of the date hereof both before and after giving effect to this Amendment, and shall survive the delivery of this Amendment.

                  Section 6. Counterpart Execution; Governing Law.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         BORROWERS:

                                         LADD FURNITURE, INC.


                                         By:___________________________
                                            William S. Creekmuir
                                            Executive Vice President

                                         AMERICAN FURNITURE COMPANY,
                                         INCORPORATED


                                         By:___________________________
                                            William S. Creekmuir
                                            Vice President

                                         BARCLAY FURNITURE CO.


                                         By:___________________________
                                            William S. Creekmuir
                                            Vice President

                                         CLAYTON-MARCUS COMPANY, INC.


                                         By:___________________________
                                            William S. Creekmuir
                                            Vice President

                                         LADD CONTRACT SALES CORP.


                                         By:___________________________
                                            William S. Creekmuir
                                            Vice President

                                         PENNSYLVANIA HOUSE, INC.


                                         By:___________________________
                                            William S. Creekmuir
                                            Vice President


                                         PILLIOD FURNITURE, INC.


                                         By:___________________________
                                            William S. Creekmuir
                                            Vice President

                                         LADD TRANSPORTATION, INC.


                                         By:___________________________
                                            William S. Creekmuir
                                            President

                                         LADD INTERNATIONAL SALES CORP.


                                         By:___________________________
                                            William S. Creekmuir
                                            Vice President

                                         AGENTS/LENDERS:

                                         NATIONSBANK, N.A., as Administrative
                                         Agent, a Co-Agent and as a Lender


                                         By:___________________________
                                            Arthur R. Cordwell, Jr.
                                            Vice President

                                         FLEET CAPITAL CORPORATION, as a
                                         Co-Agent and as a Lender


                                         By:___________________________
                                            Name:
                                            Title:

                                         BANKAMERICA BUSINESS CREDIT, INC.,
                                         as a Lender


                                         By:___________________________
                                            Name:
                                            Title:

                                         THE CIT GROUP/BUSINESS CREDIT,
                                         INC., as a Lender


                                         By:___________________________
                                            Name:
                                            Title:

                                         SANWA BUSINESS CREDIT CORPORATION,
                                         as a Lender


                                         By:___________________________
                                            Name:
                                            Title:

                                         BANKBOSTON, N.A., as a Lender


                                         By:___________________________
                                            Name:
                                            Title:

                                         CREDITANSTALT CORPORATE FINANCE,
                                         INC., as a Lender


                                         By:___________________________
                                            Name:
                                            Title:


                                         By:___________________________
                                            Name:
                                            Title:

                                         BRANCH BANKING AND TRUST COMPANY,
                                         as a Lender


                                         By:___________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT 1
                                                                    to Amendment

                                                                         ANNEX B


                               APPLICABLE MARGINS

-------------------------------------------------------------------------------------------------------------------
                         Eurodollar
    Total Debt              Rate            Eurodollar        Prime Rate
     Coverage             Revolving         Rate Term          Revolving           Prime Rate         Commitment
       Rate             Credit Loans          Loans           Credit Loans         Term Loans             Fee
-------------------------------------------------------------------------------------------------------------------
        >5                  250                250                 150                150                .50
-------------------------------------------------------------------------------------------------------------------
   >4.25<or=5               225                225                 125                125                .50
-------------------------------------------------------------------------------------------------------------------
  >3.5<or=4.25              175                175                  75                 75                .375
-------------------------------------------------------------------------------------------------------------------
    >3<or=3.5               150                150                  50                 50                .375
-------------------------------------------------------------------------------------------------------------------
      <or=3                 125                125                  25                 25                .25
-------------------------------------------------------------------------------------------------------------------